Net Pension Cost (Detail) (Pension) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013 USD ($)	Mar. 31, 2013 INR	Mar. 31, 2012 INR	Mar. 31, 2011 INR
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 0.2	13.2	15.1	17.6
Interest cost	0.8	41.8	46.1	30.5
Expected return on plan assets	(0.7)	(40.0)	(37.8)	(32.8)
Actuarial (gains)/losses	1.6	85.1	47.3	160.1
Net pension cost	$ 1.9	100.1	70.7	175.4